Exhibit 10.3

AMENDMENT NO. 5 TO OPERATIONAL SERVICES AND SECONDMENT AGREEMENT

THIS AMENDMENT NO. 5 TO OPERATIONAL SERVICES AND SECONDMENT AGREEMENT (this “Amendment”), is entered into and effective as of March 22, 2021 (the “Effective Date”), by and between Green Plains Inc., an Iowa corporation (“GPRE”) and Green Plains Holdings LLC, a Delaware limited liability company (“GP”).  GPRE and GP are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties wish to amend the Operational Services and Secondment Agreement effective July 1, 2015, as amended, between the Parties (the “Agreement”) on the terms and conditions set forth herein. Terms used herein not defined herein shall have the meaning set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual premises of the Parties and covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

Exhibit A “Partnership Assets” is replaced in its entirety with the Exhibit A attached hereto and incorporated herein by reference.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

GREEN PLAINS INC.

Signature:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	Chief Legal & Administration Officer

GREEN PLAINS HOLDINGS LLC

Signature:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title:	Chief Legal & Administration Officer

EXHIBIT A

Partnership Assets

The Partnership Assets consist of all above and below-ground equipment, facilities and improvements owned (in whole or in part) or leased by any Partnership Entities, or with respect to which any of the Partnership Entities have the right and/or obligation to operate and/or maintain, at each of the following locations (including each of the railcar assets):

Terminals

Entity	Terminal Address
BBTL, LLC	1220 Brock Industrial Dr. Birmingham, AL 35208
Birmingham BioEnergy Partners, LLC	1904 16th Street North Birmingham, AL 35204
BlendStar LLC	n/a
Bossier City BioEnergy Partners, LLC	4800 Viking Dr. Bossier City, LA 71111
Collins BioEnergy Partners, LLC	4556 Highway 49 North Mount Olive, MS 39119
Green Plains Capital Company LLC	n/a
Green Plains Ethanol Storage LLC	See Ethanol Storage location Annex Below
Green Plains Hopewell LLC	701 South 6th Street Hopewell, VA 23860
Green Plains Logistics LLC	n/a
Green Plains Operating Company LLC	n/a
Green Plains Partners LP	n/a
Green Plains Trucking II LLC	None
Little Rock BioEnergy Partners, LLC	324 North Buckeye North Little Rock, AR 72114
Louisville BioEnergy Partners, LLC	3601 Ralph Avenue Louisville, KY 40211
Nashville BioEnergy Partners, LLC	1830 Linder Industrial Dr. Nashville, TN 37209 4900 Centennial Blvd. Nashville, TN 37209
Oklahoma City BioEnergy Partners, LLC	435 North Sunnylane Road Del City, OK 73117

Green Plains Ethanol Storage LLC Locations Annex:

87950 Hillcrest Road

Atkinson, NE 68713

49131 US Hwy 20

O’Neill, Nebraska 68763

214 20th Street

Central City, NE  68826

1125 Bixby Road

Fairmont, MN 56031

395 Bissell Street

Madison, IL 62060

8999 West Franklin Road

Mount Vernon, IN 47620

1918 McDonald Road

Rives TN 38253

24096 - 170th Avenue

Fergus Falls, MN 56537-7518

4124 Airport Road

Shenandoah IA 51601

1495 320th Ave

Superior IA 51363

7874 South 140th Road

Wood River, NE 68883-9300

1414 Road O

York, NE 68467

Storage Tanks

The ethanol storage facilities and the real property related thereto at the following locations:

Atkinson, Nebraska

O’Neill, Nebraska

Central City, Nebraska

Fairmont, Minnesota

Madison, Illinois

Mount Vernon, Indiana

Obion, Tennessee

Fergus Falls, Minnesota

Shenandoah, Iowa

Superior, Iowa

Wood River, Nebraska

York, Nebraska

Railcars

Approximately 2,274 leased railcars